NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Supplement dated November 14, 2022
to the Statement of Additional Information (“SAI”) dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Effective December 1, 2022, the SAI is amended as follows:

1.	All references to, and information regarding, Alistair Lowe are deleted in their entirety.

2.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of September 30, 2022)
J.P. Morgan Investment Management Inc.
Kartik Aiyar	NVIT J.P. Morgan MozaicSM Multi-Asset Fund	None

3.	The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of September 30, 2022)
J.P. Morgan Investment Management Inc.
Kartik Aiyar	Mutual Funds: 5 accounts, $1.68 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 10 accounts, $2.96 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 4 accounts, $784.03 million total assets (1 account, $417.97 million total assets for which the advisory fee is based on performance)

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